AFL-CIO Housing Investment Trust
Helping Build Bay Area - The Union Way April 2019

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work. Since inception, the HIT has invested $378 million in 17 projects with total development investment of $647 million. These projects have built or preserved over 3,030 housing units and created an estimated 8.6 million hours of union construction work.*

Economic and Fiscal Impacts of HIT-Financed Projects in the Bay Area
In 2018 Dollars, Since Inception*

$1.5B total economic benefits

$591M personal income

8,700 total jobs across industry segments

4,290 union construction jobs, 8.6M hours of work

$64M state and local tax revenue generated

Casa del Pueblo Apartments: The HIT provided $25.0 million of funding for the $62.6 million substantial rehabilitation of the 165-unit Casa del Pueblo Apartments in San Jose, creating an estimated 255 union construction jobs.

Arc Light: The HIT provided $32.5 million in funding for the $47.9 million new construction of the 94-unit Arc Light Apartments in San Francisco, creating an estimated 439 union construction jobs.

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data. Data current as of March 31, 2019. Since inception dates from 1984-1Q 2019.

Projects in the Bay Area Since Inception (1984-1Q 2019)

Project	Location	Units	HIT Investment	TDC	Union Jobs*
Cherry Blossom Inn I	San Leandro	70	$4,463,700	$4,910,070	41
Country Club Villa	San Jose	313	$17,403,200	$19,143,520	160
Cherry Blossom Inn II	San Leandro	70	$382,000	$420,200	3
Glenwood Inn	Menlo Park	138	$12,195,000	$13,414,500	103
Water Edge	Alameda	119	$5,967,100	$6,563,810	50
Rincon de los Esteros	San Jose	246	$9,963,000	$10,959,300	72
Putnam-Tompkins/Market Heights	San Francisco	46	$2,340,000	$2,574,000	21
Almaden Lake Village	San Jose	250	$22,250,000	$24,722,222	154
One Embarcadero South	San Francisco	233	$42,000,000	$46,666,667	359
Heritage Homes	San Francisco	148	$7,400,000	$27,999,667	149
Alemany Plaza (Ocean View Terrace)	San Francisco	400	$60,000,000	$96,332,885	652
Bernal Gateway	San Francisco	55	$5,406,536	$14,300,000	74
Arc Light Apartments	San Francisco	94	$32,462,900	$47,948,451	439
Potrero Launch Apartments	San Francisco	196	$2,585,000	$80,400,000	575
Rincon Green @ 333 Harrison Apartments	San Francisco	326	$70,001,400	$105,000,000	728
The Civic (101 Polk)	San Francisco	162	$58,084,400	$82,847,679	451
Casa del Pueblo Apartments	San Jose	165	$24,982,000	$62,613,111	255
TOTAL		3,031	$377,886,236	$646,816,082	4,286

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data. Data current as of March 31, 2019.

Rincon Green @333 Harrison San Francisco	Rincon de los Esteros San Jose	Portrero Launch San Francisco

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

April 2019